UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2024

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2024, Coterra Energy Inc. (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of March 10, 2023, with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and certain lenders and issuing banks party thereto (as amended by the Amendment, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Amendment, among other things, (i)  increased the aggregate revolving commitments under the Credit Agreement from $1.5 billion to $2.0 billion, (ii) extended the Credit Agreement’s maturity date from March 10, 2028 to September 12, 2029, (iii) made certain amendments to the representations and warranties, affirmative and negative covenants and events of default and (iv) made certain other modifications to the Credit Agreement as further set forth therein.

Many of the lenders under the Credit Agreement, their affiliates, or combination thereof have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and commercial banking services, or other services for the Company and its subsidiaries (including in connection with the transactions described in this Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

The foregoing summaries and descriptions of the Credit Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to Credit Agreement, dated as of September 12, 2024, among the Company, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders and Issuing Banks party thereto.

104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary

Date: September 12, 2024